                                                                   Exhibit 10.3


                               SECURITY AGREEMENT

                           Dated as of April 26, 2001

                                     between

                                 GLIATECH INC.,
                                   as Grantor,

                                       and

                  PAUL CAPITAL ROYALTY ACQUISITION FUND, L.P.,
                                  as Purchaser




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                                TABLE OF CONTENTS
                                -----------------


                                                                                                              PAGE
                                                                                                              ----
ARTICLE I DEFINITIONS..........................................................................................1

   Section 1.1.       Certain Terms............................................................................1
   Section 1.2.       Assignment Agreement Definitions.........................................................2
   Section 1.3.       UCC Definitions..........................................................................2
   Section 1.4.       Other Interpretive Provisions............................................................2

ARTICLE II SECURITY INTEREST...................................................................................3

   Section 2.1.       Grant of Security........................................................................3
   Section 2.2.       Continuing Security Interest; Transfer of Notes..........................................4
   Section 2.3.       Grantors Remains Liable..................................................................5

ARTICLE III REPRESENTATIONS AND WARRANTIES.....................................................................5

   Section 3.1.       Location of Collateral, etc..............................................................5
   Section 3.2.       Ownership; No Liens......................................................................5
   Section 3.3.       Validity.................................................................................6
   Section 3.4.       Authorization, Approval..................................................................6

ARTICLE IV COVENANTS...........................................................................................6

   Section 4.1.       As to Receivables........................................................................6
   Section 4.2.       Transfers and Other Liens................................................................7
   Section 4.3.       Further Assurances.......................................................................8
   Section 4.4.       General Covenants........................................................................8

ARTICLE V RIGHTS AND DUTIES OF THE PURCHASER...................................................................9

   Section 5.1.       Purchaser Appointed Attorney-in-Fact.....................................................9
   Section 5.2.       Purchaser May Perform....................................................................9
   Section 5.3.       Limitations on Duties of Purchaser......................................................10
   Section 5.4.       Reasonable Care.........................................................................10
   Section 5.5.       Indemnification.........................................................................10

ARTICLE VI REMEDIES...........................................................................................10

   Section 6.1.       Certain Remedies........................................................................10

ARTICLE VII MISCELLANEOUS PROVISIONS..........................................................................11

   Section 7.1.       Amendments..............................................................................11
   Section 7.2.       Release of Collateral...................................................................12
   Section 7.3.       Notices.................................................................................12
   Section 7.4.       Waiver; Cumulative Remedies.............................................................12
   Section 7.5.       Successors and Assigns..................................................................12


                                       i

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
   Section 7.6.       Counterparts............................................................................12
   Section 7.7.       Severability............................................................................12
   Section 7.8.       Governing Law and Jurisdiction..........................................................13
   Section 7.9.       Waiver of Jury Trial....................................................................13



Schedules
---------

Schedule I                    -         Locations of Certain Collateral
Schedule II                   -         Offices For Filing Financing Statements
Schedule 3.1                            Names and Corporate Reorganizations and Mergers


                               SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "SECURITY AGREEMENT"), is dated as of April 26, 2001 and entered into between GLIATECH INC., a Delaware corporation (the "GRANTOR") and PAUL CAPITAL ROYALTY ACQUISITION FUND, L.P., a Delaware limited partnership (the "PURCHASER").

                                    RECITALS

                  WHEREAS, the Grantor and the Purchaser have entered into the Revenue Interests Assignment Agreement, dated as of April 26, 2001 (as amended, modified or supplemented from time to time, the "ASSIGNMENT AGREEMENT"); and

                  WHEREAS, it is a condition precedent to the payment of the Purchase Price by the Purchaser under the Assignment Agreement that the Grantor shall have granted the security interests contemplated by this Security Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees, for the benefit of the Purchaser, as follows:

                                   ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. CERTAIN TERMS.

                  The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings:

                  "ACCOUNT" shall have the meaning as provided in the UCC.

                  "ASSIGNMENT AGREEMENT" shall have the meaning set forth in the recitals hereto.

                  "COLLATERAL" shall have the meaning set forth in Section 2.1.

                  "EVENT OF DEFAULT" shall mean a Funding Termination Event.

                  "GENERAL INTANGIBLE" shall have the meaning as provided in the UCC.

                  "GRANTOR" shall have the meaning set forth in the preamble hereto.

                  "JOINT CONCENTRATION ACCOUNT" shall have the meaning set forth in the Assignment Agreement.



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                  "INSTRUMENT" shall have the meaning as provided in the UCC.

                  "LOCKBOX ACCOUNT" shall have the meaning set forth in the Assignment Agreement.

                  "LOCKBOX AGREEMENT" shall have the meaning set forth in the Assignment Agreement.

                  "LOCKBOX BANK" shall have the meaning set forth in the Assignment Agreement.

                  "OBLIGATIONS" shall have the meaning set forth in the Assignment Agreement.

                  "PLEDGED DEPOSIT ACCOUNTS" shall have the meaning set forth in
Section 2.1(g) hereof.

                  "PROCEEDS" shall have the meaning as provided in the UCC.

                  "PURCHASER CONCENTRATION ACCOUNT" shall have the meaning set forth in the Assignment Agreement.

                  "RECEIVABLES" mean the Revenue Interests and the Related Receivables.

                  "RELATED RECEIVABLES" shall have the meaning set forth in
Section 2.1(c).

                  "SECURITY AGREEMENT" shall have the meaning set forth in the preamble hereto.

                  "SELLER CONCENTRATION ACCOUNT" shall have the meaning set forth in the Assignment Agreement.

         SECTION 1.2. ASSIGNMENT AGREEMENT DEFINITIONS.

                  Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Assignment Agreement.

         SECTION 1.3. UCC DEFINITIONS.

                  Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC as in effect from time to time in the State of New York are used in this Security Agreement, including its preamble and recitals, with such meanings.

         SECTION 1.4. OTHER INTERPRETIVE PROVISIONS.

                  (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (b) The words "hereof," "herein," "hereunder" and similar words refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement;




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

and subsection, Section, Schedule, and Exhibit references are to this Security Agreement unless otherwise specified.

                  (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                      (ii) The term "including" is not limiting and means "including without limitation".

                      (iii) The term "property" includes any kind of property or asset, personal or mixed, tangible or intangible, other than real property.

                  (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Security Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Transaction Document, and
(ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing, or interpreting the statute or regulation.

                  (e) The captions and headings of this Security Agreement are for convenience of reference only and shall not affect the interpretation of this Security Agreement.

                                   ARTICLE II

                                SECURITY INTEREST

         SECTION 2.1. GRANT OF SECURITY.

                  As collateral security for the prompt and complete payment and performance when due of the Obligations, the Grantor hereby assigns, pledges and grants to the Purchaser a security interest in all of the Grantor's right, title, and interest in and to the following property, whether now owned or hereafter existing or acquired (the "COLLATERAL"):

                  (a) all Revenue Interests;

                  (b) all Assigned Interests;

                  (c) all License Agreements;

                  (d) all Accounts, contract rights, payment intangibles, Instruments, and General Intangibles, in each case, constituting, comprising, evidencing or otherwise relating to any of the foregoing in this Section 2.1(any and all such Accounts, contract rights, payments intangibles, Instruments, and General Intangibles being the "RELATED RECEIVABLES");

                  (e) all books, records, data bases, and information, in each case, specifically relating to any of the foregoing in this Section 2.1;




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                  (f) all money now or at any time in the possession or under the control of, or in transit to, the Lockbox Bank, the Purchaser or the Grantor relating to any of the foregoing in this Section 2.1; and

                  (g) the Lockbox Account, the Joint Concentration Account and the Purchaser Concentration Account (collectively, the "PLEDGED DEPOSIT ACCOUNTS"), all funds on deposit in each such account, all investments arising out of such funds, all claims thereunder or in connection therewith, and all cash, securities, rights, and other property at any time and from time to time received, receivable, or otherwise distributed in respect of such accounts, such funds, or such investments; and

                  (h) all products and Proceeds of and from any and all of the foregoing Collateral, all proceeds which constitute property of the types described in clauses (a) through (g) and, to the extent not otherwise included, all payments under insurance (whether or not the Purchaser is the loss payee thereof), including return premiums with respect thereto, or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

PROVIDED, HOWEVER, that the term "Collateral" shall not include, and the Grantor shall not be deemed to have granted a security interest in, any of the Grantor's right, title or interest in, or any rights under, (i) any contract or other agreement existing on the Closing Date to the extent that such grant would result in a breach of a term of such contract or agreement prohibiting such grant without the consent of the other party thereto, other than to the extent that any such term would be rendered ineffective pursuant to Section 9-318 of the Uniform Commercial Code of any relevant jurisdiction and (ii) any Intellectual Property of the Grantor.

         SECTION 2.2. CONTINUING SECURITY INTEREST.

                  This Security Agreement shall create a continuing security interest in the Collateral and shall:

                  (a) remain in full force and effect until the payment and performance in full of all the Obligations;

                  (b) be binding upon the Grantor and its successors, transferees and assigns; and

                  (c) inure, together with the rights and remedies of the Purchaser, to the benefit of the Purchaser and its successors and assigns.

Upon the payment and performance in full of the Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Purchaser will, at the Grantor's sole expense, promptly execute and deliver to the Grantor such instruments and documents necessary and as the Grantor shall reasonably request to evidence such termination.




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

         SECTION 2.3. GRANTOR REMAINS LIABLE.

                  Anything herein to the contrary notwithstanding:

                  (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

                  (b) the exercise by the Purchaser of any of its rights and remedies hereunder shall not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

                  (c) the Purchaser shall have no obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, and the Purchaser shall not be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  The Grantor represents and warrants to the Purchaser as follows:

         SECTION 3.1. LOCATION OF COLLATERAL, ETC.

                  (a) On the date hereof, the place(s) of business and chief executive office of the Grantor and the office(s) where the Grantor keeps its records concerning the Receivables are located at the addresses set forth on Item A of SCHEDULE I.

                  (b) The Grantor has no trade name.

                  (c) Except as set forth on SCHEDULE 3.1, during the past five years, the Grantor has not been known by any name different from the one set forth on the signature page hereto, and the Grantor has not been the subject of any merger or other corporate reorganization.

                  (d) None of the Receivables is evidenced by a promissory note or other instrument.

         SECTION 3.2. OWNERSHIP; NO LIENS.

                  The Grantor owns the Collateral free and clear of any Liens except for the security interest created by this Security Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Purchaser relating to this Security Agreement.




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

         SECTION 3.3. VALIDITY.

                  This Security Agreement creates a valid security interest in the Collateral securing the payment and performance in full of the Obligations. Upon the filing of appropriate financing statements in the applicable filing offices in the jurisdictions listed in SCHEDULE II, all filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the first priority security interest granted by the Grantor to the Purchaser in the Collateral will have been accomplished and will create a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens, except as set forth in SCHEDULE 3.04 to the Assignment Agreement.

         SECTION 3.4. AUTHORIZATION, APPROVAL.

                  No authorization, approval, or other action by, and no notice to or filing with, any Government Authority or other Person is required either:

                  (a) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery, and performance of this Security Agreement by the Grantor; or

                  (b) for the perfection of or exercise by the Purchaser of its rights and remedies hereunder, other than (i) the filing of financing statements in the offices listed in Item B of SCHEDULE I and (ii) the establishment of the Pledged Deposit Accounts and the Seller Concentration Account in accordance with
Section 5.10 of the Assignment Agreement.

                                   ARTICLE IV

                                    COVENANTS

                  The Grantor hereby covenants and agrees that, so long as this Security Agreement shall remain in effect, the Grantor agrees to the following:

         SECTION 4.1. AS TO RECEIVABLES.

                  (a) The Grantor shall keep its place(s) of business and its chief executive office and the office(s) where it keeps its books and records (including those concerning the Receivables) and all original copies of the Distribution Agreements located, in each case, at its address specified in Item A of SCHEDULE I, or, upon 30 days' prior written notice to the Purchaser, at such other locations in a jurisdiction where all actions required by the first sentence of Section 4.4 shall have been taken with respect to the Receivables and the Distribution Agreements; not change its name or its state or place of incorporation or organization except upon 30 days' prior written notice to the Purchaser; and hold and preserve such books and records.

                  (b) Except as otherwise provided in this subsection (b), until an Event of Default has occurred and is continuing, the Grantor shall, subject to Section 5.10 of the Assignment Agreement, continue to collect, at its own expense, all amounts due or to become due the Grantor under the Distribution Agreements. In connection with such collections, provided no Event of Default shall have occurred and be continuing, the Grantor may, subject to



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Section 5.10 of the Assignment Agreement, take (and, at the Purchaser's direction, shall take) such action as the Grantor may deem necessary or advisable to enforce collection of the applicable Distribution Agreement. At any time after an Event of Default has occurred and is continuing, the Purchaser shall have the right to notify the account debtors or obligors under any Receivables of the security interest of the Purchaser in such Receivables to the Purchaser and to direct such account debtors or obligors to make payment to the Purchaser of any amounts due or to become due thereunder and enforce collection of any of the Receivables by suit or otherwise and surrender, release or exchange all or any part thereof, or adjust, settle or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. If an Event of Default has occurred and is continuing, upon the request of the Purchaser, the Grantor will, at its own expense, notify any parties obligated on any of the Receivables to make payment to the Purchaser of any amounts due or to become due thereunder, and in such event, the Purchaser is authorized to endorse, in the name of the Grantor, any item representing any payment on or other proceeds of any of the Receivables.

                  (c) After delivery to the Grantor by the Purchaser of a notice that an Event of Default has occurred and is continuing: (i) all amounts and proceeds (including Instruments) received by the Grantor in respect of any Receivables shall be received in trust for the benefit of the Purchaser hereunder, shall be segregated from other funds of the Grantor, and shall be forthwith paid over to the Purchaser in the same form as so received (with any necessary endorsements) to be held as cash collateral and applied as provided by this Security Agreement; and (ii) subject to Section 5.10 of the Assignment Agreement, the Grantor shall not adjust, settle, or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

                  (d) After the occurrence and during the continuance of an Event of Default, (A) the Purchaser may in its own name or in the name of others communicate with account debtors in order to verify with them to the Purchaser's reasonable satisfaction the existence, amount and terms of any Receivables and
(B) the Purchaser shall have the right, at the Grantor's expense, to make test verifications of the Receivables in any reasonable manner and through any medium that it considers advisable, and the Grantor agrees to furnish all such assistance as the Purchaser may reasonably require in connection therewith.

         SECTION 4.2. INSURANCE.

                  The Grantor will maintain or cause to be maintained at all times insurance against loss or damage sufficient to cover all the Collateral that are of an insurable nature to the same extent assets of a similar character are usually so insured by companies similarly situated and owning like assets, with insurers believed by the Grantor to be responsible and reputable. If an Event of Default exists at the time any insurance proceeds relating to the Collateral are received, all such proceeds shall be paid to the Purchaser for application in accordance with the terms and conditions of the Assignment Agreement and this Security Agreement.

         SECTION 4.3. TRANSFERS AND OTHER LIENS.

                  The Grantor shall not:




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

                  (a) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest created by this Security Agreement and except as otherwise permitted by the Assignment Agreement.

                  (b) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as otherwise permitted by the Assignment Agreement; or

         SECTION 4.4. FURTHER ASSURANCES.

                  The Grantor agrees that, from time to time at its own expense, the Grantor will promptly execute and deliver all further instruments, assignments, agreements and documents, and take all further action, that may be reasonably necessary or desirable, or that the Purchaser may reasonably request, in order to perfect, preserve, and protect any security interest granted or purported to be granted hereby and the priority thereof or to enable the Purchaser to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing the Grantor will:

                  (a) if any Collateral shall be evidenced by a promissory note or other instrument or negotiable document, deliver and pledge to the Purchaser hereunder such promissory note, instrument or negotiable document duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Purchaser;

                  (b) execute and file such financing or continuation statements, or amendments thereto, and such other instruments, assignments or notices, as may be necessary or desirable, or as the Purchaser may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Purchaser;

                  (c) furnish to the Purchaser, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Purchaser may reasonably request, and all in reasonable detail and in accordance with the terms of the Assignment Agreement.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Purchaser to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic, or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         SECTION 4.5. GENERAL COVENANTS.

                  Without limiting any of the foregoing covenants, the Grantor agrees (a) not to use or permit any Collateral to be used unlawfully or in material violation of any provision of the Assignment Agreement, this Security Agreement, any other Transaction Document, or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; and (b) to pay promptly when due all taxes, assessments, charges, encumbrances and Liens now or hereafter imposed upon or affecting any Collateral.




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

                                   ARTICLE V

                       RIGHTS AND DUTIES OF THE PURCHASER

         SECTION 5.1. PURCHASER APPOINTED ATTORNEY-IN-FACT.

                  The Grantor hereby irrevocably appoints the Purchaser as the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Purchaser's discretion when an Event of Default has occurred and is continuing, to take any appropriate action and to execute any instrument that the Purchaser may deem reasonably necessary or advisable to accomplish the purposes of this Security Agreement (but the Purchaser shall not be obligated to and shall have no liability to the Grantor or any third party for failure so to do) including, without limitation:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents, and chattel paper in connection with clause (a) above;

                  (c) to file any claims or take any action or institute any proceedings that the Purchaser may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Purchaser with respect to any of the Collateral;

                  (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to Section 4.4);

                  (e) to execute and deliver for and on behalf of the Grantor any and all instruments, documents, agreements, and other writings necessary or advisable for the exercise on behalf of the Grantor of any rights, benefits or options created or existing under or pursuant to the Collateral; and

                  (f) to execute endorsements, assignments, or other instruments of conveyance and transfer.

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 5.1 is irrevocable and coupled with an interest.

         SECTION 5.2. PURCHASER MAY PERFORM.

                  If the Grantor fails to perform any agreement contained herein, the Purchaser may itself perform, or cause performance of, such agreement, PROVIDED that the Purchaser shall in any event first have given the Grantor written notice of its intent to do the same and the Grantor shall not have, within 30 days of such notice (or such shorter period as the Purchaser may reasonably determine is necessary in order to preserve the benefits of this Security Agreement with respect to any material portion of the Collateral), paid such claim or obtained to the Purchaser's satisfaction the release of the claim or Lien to which such notice relates. The




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

Grantor agrees to reimburse the Purchaser upon demand for any costs and expenses, including, without limitation, reasonable attorneys' fees, the Purchaser incurs while acting as the Grantor's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations secured hereby.

         SECTION 5.3. LIMITATIONS ON DUTIES OF PURCHASER.

                  The Purchaser shall be obligated to perform such duties and only such duties as are specifically set forth in this Security Agreement, and no implied covenants or obligations shall be read into this Security Agreement against the Purchaser. If an Event of Default has occurred and is continuing, the Purchaser shall exercise the rights and powers vested in it by this Security Agreement, and shall not be liable (except for its gross negligence or willful misconduct) with respect to any action taken by it, or omitted to be taken by it, in accordance with, and subject to the limitations contained in, the Assignment Agreement.

          SECTION 5.4. REASONABLE CARE.

                  It is understood and agreed between the parties hereto that the Purchaser's duty with respect to the custody, safekeeping, and physical preservation of the Collateral in its possession should be to deal with it in the same manner as the Purchaser deals with similar property for its own account; PROVIDED, HOWEVER, that the Purchaser shall not be required to make any presentment, demand, or protest, or give any notice, and need not take any action to preserve any rights against any other Person with respect to the Collateral.

                                   ARTICLE VI

                                    REMEDIES

         SECTION 6.1. CERTAIN REMEDIES.

                  If any Event of Default shall have occurred and is continuing:

                  (a) The Purchaser may exercise in respect of the Collateral, in addition to other rights available to it at law or in equity or otherwise, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may (i) require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Purchaser forthwith, assemble all or part of the Collateral as directed by the Purchaser and make it available to the Purchaser at a place to be designated by the Purchaser that is reasonably convenient to both parties,
(ii) exercise any and all rights and remedies of the Grantor under or in connection with the Collateral, (iii) withdraw all monies, securities and other property in the Pledged Deposit Accounts for application to the Obligations,
(iv) foreclose or otherwise enforce the Purchaser's security interest in any manner permitted by law or provided for in this Security Agreement, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any place or places for cash, on credit, or for future delivery, and upon such other terms as the Purchaser may reasonably determine, (vi) recover from the Grantor all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by the Purchaser in exercising any right,




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

power, privilege or remedy provided by this Security Agreement or by law, (vii) enter into property where any Collateral is located and take possession thereof, and (viii) prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Purchaser deems appropriate; PROVIDED, HOWEVER, that notwithstanding the foregoing to the contrary, the Purchaser may sell or otherwise dispose the Collateral or any portion thereof in its then condition without any preparation or processing. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Purchaser shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Purchaser may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Upon any sale or other disposition pursuant to this Security Agreement, the Purchaser shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (including the Purchaser) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of the Grantor and the Grantor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

                  (b) All cash proceeds received by the Purchaser in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied to the Obligations. If any non-cash proceeds are received in connection with any sale of Collateral, the Purchaser shall not apply such non-cash proceeds to the Obligations unless and until such proceeds are converted to cash; PROVIDED, HOWEVER, that if such non-cash proceeds are not expected on the date of receipt thereof to be converted to cash within one year after such date, the Purchaser shall nonetheless use commercially reasonable efforts to convert such non-cash proceeds to cash within such one-year period. Any surplus of such cash or cash proceeds held by the Purchaser after payment in full of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION 7.1. AMENDMENTS.

                  No amendment to or waiver of any provision of this Security Agreement and no consent to any departure by the Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Purchaser, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 7.2. RELEASE OF COLLATERAL.

                  If any of the Collateral shall be sold, transferred, or otherwise disposed of by the Grantor in a transaction not expressly prohibited by the Assignment Agreement, then the Purchaser shall, at the Grantor's written request, promptly execute and deliver to the Grantor (at the sole cost and expense of the Grantor) such instruments or documents necessary and as the Grantor shall reasonably request to release the Liens created hereby on such Collateral, including any necessary UCC amendment, termination statement or partial termination statement.

         SECTION 7.3. NOTICES.

                  All notices and other communications shall be given as set forth in Section 8.03 of the Assignment Agreement.

         SECTION 7.4. WAIVER; CUMULATIVE REMEDIES.

                  (a) No failure to exercise and no delay in exercising, on the part of the Purchaser, any right, remedy, power, or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, remedy, power or privilege.

                  (b) The Grantor waives any right to require the Purchaser to proceed against any Person or to exhaust any Collateral or to pursue any remedy in such Purchaser's power.

                  (c) The rights, powers and remedies of the Purchaser under this Security Agreement shall be in addition to all rights, powers and remedies given to the Purchaser by virtue of any statute or rule of law, the Assignment Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Purchaser's security interest in the Collateral.

         SECTION 7.5. SUCCESSORS AND ASSIGNS.

                  The provisions of this Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor may not assign or transfer any of its rights or obligations under this Security Agreement without the prior written consent of the Purchaser.

         SECTION 7.6. COUNTERPARTS.

                  This Security Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

         SECTION 7.7. SEVERABILITY.

                  The illegality or unenforceability of any provision of this Security Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Security Agreement or any instrument or agreement required hereunder.

         SECTION 7.8. GOVERNING LAW AND JURISDICTION.

                  (a) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES).

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, THE GRANTOR HEREBY IRREVOCABLY CONSENTS TO AND ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. THE GRANTOR HEREBY FURTHER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS SECURITY AGREEMENT OR ANY DOCUMENT RELATED HERETO.

         SECTION 7.9. WAIVER OF JURY TRIAL.

                  EACH OF THE GRANTOR AND THE PURCHASER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SECURITY AGREEMENT.

                            [Signature page follows]

                  IN WITNESS WHEREOF, the Grantor and the Purchaser have caused this Security Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

GRANTOR:                            GLIATECH INC.



                                    By: /s/ STEVEN L. BASTA
                                        -------------------------------
                                         Name: Steven L. Basta
                                         Title: President

PURCHASER:                          PAUL CAPITAL ROYALTY ACQUISITION FUND, L.P.

                                    By:  Paul Capital Management, LLC,
                                         its General Partner


                                         By: /s/ WALTER FLAMENBAUM
                                             ------------------------------
                                             Name:  Walter Flamenbaum, M.D.
                                             Title: Managing Member



                     [SIGNATURE PAGE TO SECURITY AGREEMENT]